UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 30, 2015
(Date of earliest event reported)

FEDERATED NATIONAL HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Florida	0-2500111	65-0248866
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14050 N.W. 14th Street, Suite 180
Sunrise, FL	33323
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (800) 293-2532

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Appointment of New Directors

The Board of Directors has appointed Thomas A. Rogers and William G. Stewart to serve as independent directors of Federated National Holding Company (the “Company”), effective October 1, 2015.  Mr. Stewart will serve as a Class II director and Mr. Rogers will serve as a Class III director.

With these additions, the Board will comprise seven directors, five of whom are independent.

Mr. Rogers joins the Board with more than 40 years’ experience in the reinsurance industry, including 22 years serving as a senior executive officer of Aon Benfield Inc. until his retirement in 2014 as its Vice Chairman.  Prior to Aon Benfield, Mr. Rogers spent 18 years with both reinsurance underwriting and intermediary companies and specialized in the development and management of specialized property and casualty lines.

Mr. Stewart joins the Board with significant experience in administration and investment management.  He has served as the Deputy Secretary of Administration for the State of Maryland, Department of Public Safety and Correctional Services, since February 2015, and from 2003 to 2007 was an Assistant Secretary for Administration/Business Services and an Acting Deputy Secretary for the State of Maryland, Department of Juvenile Services.  He has more than 35 years’ experience in the securities industry, including as a Senior Consultant at Asset Strategy Consultants, an investment management consulting firm, and as a senior executive officer and registered representative at Mercantile Capital Advisors, Inc., BT Alex. Brown Incorporated and Alex. Brown & Sons Incorporated.

Neither Mr. Rogers nor Mr. Stewart has a family relationship with any of the Company's executive officers or directors, and neither has engaged in any related party transactions with the Company requiring disclosure under Item 404(a) of Regulation S-K.

As non-employee directors, Messrs. Rogers and Stewart will each receive an annual retainer of $75,000, payable in quarterly installments of $18,750, beginning on October 1, 2015.  The Board of Directors may grant equity awards in the future to Messrs. Rogers and Stewart under the Company’s Amended and Restated 2012 Stock Incentive Plan as part of their directors’ compensation package.  In addition, each will each enter into an Indemnification Agreement with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED NATIONAL HOLDING COMPANY

Date: October 1, 2015	By: /s/ Peter J. Prygelski, III
Name: Peter J. Prygelski, III
Title: Chief Financial Officer (Principal Accounting and Financial Officer)